o403 STK SAI 1
                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN NATURAL RESOURCES FUND
                             DATED SEPTEMBER 1, 1997

The Statement of Additional Information is amended as follows:

I. The first paragraph in the section "The Rule 12b-1 Plan," found under "The Fund's Underwriter," is replaced with the following:

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act for its Class I shares. Under the plan, the Fund may pay up to a maximum of 0.35% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.

II. The following replaces the performance figures in the applicable sections under "How does the Fund Measure Performance?" The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

TOTAL RETURN

The Fund's average annual total return for the one-year period ended April 30, 1997, and for the period from inception (June 5, 1995) through April 30, 1997, was 3.91% and 18.69%, respectively.

The Fund's cumulative total return for the one-year period ended April 30, 1997, and for the period from inception (June 5, 1995) through April 30, 1997, was 3.91% and 38.55%, respectively.

YIELD

The Fund's yield for the 30-day period ended April 30, 1997, was 0.38%.

CURRENT DISTRIBUTION RATE

The Fund's current distribution rate for the 30-day period ended April 30, 1997, was 0.62%. III. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 5.75%.

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                 Please keep this supplement for future reference.